Execution Version

CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT THAT IS MARKED BY [***] HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT (this “Second Amendment”), dated as of February 20, 2020 among JETBLUE AIRWAYS CORPORATION, a Delaware corporation (the “Borrower”), CITIBANK, N.A., as administrative agent for the Lenders party to the Credit Agreement referred to below (in such capacity, together with its successors and permitted assigns in such capacity, the “Administrative Agent”) and as Issuing Lender and the Consenting Lenders (as defined below). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided to such terms in the Credit Agreement referred to below (as amended by this Second Amendment).
W I T N E S S E T H:
WHEREAS, the Borrower and certain of its subsidiaries from time to time, as guarantors, the Lenders and the Administrative Agent are parties to the Amended and Restated Credit and Guaranty Agreement dated as of April 6, 2017 (as amended, modified and supplemented and in effect on the date hereof, the “Credit Agreement”) consisting of a $550,000,000 revolving credit facility;
WHEREAS, the Borrower has proposed to (i) amend the calculation of the applicable margin and commitment fee rate to be linked to the Borrower’s ESG Score and (ii) amend the Spare Parts Security Agreement to increase the limit on the amount of spare parts that may be designated as Excluded Parts and (iii) make certain other changes as described herein, in each case on the terms and conditions set forth herein; and
WHEREAS, each Revolving Lender immediately prior to the effectiveness of this Second Amendment (each, a “Consenting Lender”) desires to consent to the amendments set forth herein.
NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
Section 1 - Credit Agreement Amendments. Subject to the satisfaction of the conditions set forth in Section 3 hereof, the Credit Agreement shall be amended as follows:
(a)    The preamble shall be amended by inserting the following immediately prior to the period therein: “and BNP Paribas, as sustainability structuring agent (together with its successors and permitted assigns in such capacity, the “Sustainability Structuring Agent”).”

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(b)    Amended and Restated Definitions. Section 1.01 of the Credit Agreement shall be amended by amending and restating in their entirety the below definitions as follows:
“Applicable Margin” shall mean (a) for ABR Loans, 1.00% and (b) for Eurodollar Loans, 2.00%. Commencing on the first Sustainability Adjustment Date, the Applicable Margin shall be increased or decreased by the Sustainability Adjustment as in effect from time to time.
“Commitment Fee Rate” shall mean 0.35% per annum. Commencing on the first Sustainability Adjustment Date, the Commitment Fee Rate shall be increased or decreased by the Sustainability Adjustment as in effect from time to time.
(c)    New Definitions. The following new definitions are hereby added to Section 1.01 of the Credit Agreement in the correct alphabetical order as follows:
“ESG Agency” means, Vigeo Eiris, or another internationally recognized and independent provider of ESG ratings mutually agreed between the Borrower and the Sustainability Structuring Agent in accordance with, and subject to the provisions of, the second proviso of the definition of “Sustainability Adjustment”.
“ESG Certificate” means a certificate substantially in the form of Exhibit G delivered by the Borrower to the Administrative Agent in accordance with Section 5.01(j).
“ESG Report” means any final report issued by the ESG Agency to the Borrower from time to time that includes the ESG Score of the Borrower.
“ESG Report Date” means any date following the Second Amendment Effective Date on which a yearly ESG Report has been issued by the ESG Agency to the Borrower, which yearly ESG report is expected to be released annually on or about July 1st (and in any event no later than August 1st) of each calendar year, commencing with the first such date following the Second Amendment Effective Date.
“ESG Score” means the environmental, social and governance (“ESG”) score assigned to the Borrower from time to time by the ESG Agency as shown in the most recent ESG Report issued to the Borrower.
“Second Amendment Effective Date” means February 20, 2020.
“Sustainability Adjustment” shall mean, for any Sustainability Adjustment Period, an adjustment to the Applicable Margin and the Commitment Fee Rate for such Sustainability Adjustment Period based on the below table, as determined by reference to the ESG Score set forth in the most recent ESG Certificate delivered by the Borrower pursuant to Section 5.01(j), as follows:

ESG Score	Change in Applicable Margin	Change in Commitment Fee Rate
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

; provided that, if the Borrower fails to deliver an ESG Certificate in accordance with Section 5.01(j), the Sustainability Adjustment shall be a [***]% increase in respect of each of the Applicable Margin and the Commitment Fee Rate, in each case from the date of such failure to deliver such ESG Certificate until (but excluding) the commencement of the next Sustainability Adjustment Period; provided further that, the Sustainability Adjustment shall be deemed to be zero for each day during which an Event of Default pursuant to Section 7.01(b) has occurred and is continuing (unless such Event of Default has been waived in accordance with Section 10.08); provided further that, if the relevant ESG Agency (w) fails or is no longer able to issue any ESG Report, or otherwise delays the issuance of any ESG Report without the consent of the Borrower, (x) notifies the Borrower, or makes an announcement to the effect, that it will no longer issue ESG Reports, or (y) materially changes the way it determines the ESG Score, then in any such case the Borrower or the Administrative Agent (acting on the instructions of the Required Lenders) may request that negotiations be entered into between the Borrower and the Sustainability Structuring Agent (for a period of no more than 30 consecutive days, or such longer period as may be mutually agreed by the Borrower and the Administrative Agent (with the consent of the Required Lenders)) with a view to agreeing on an alternate ESG Agency and/or a substitute basis for determining the ESG Score. During any such negotiation period, the ESG Score with respect to the applicable Sustainability Adjustment Period shall be based on the Sustainability Adjustment that was in effect immediately prior to the date on which such negotiation period commenced. If no agreement can be reached between the Borrower and the Sustainability Structuring Agent during such negotiation period, the Sustainability Adjustment shall cease to apply to the Applicable Margin and the Commitment Fee Rate from and after the last day of such negotiation period.
“Sustainability Adjustment Date” means the Business Day immediately following the date on which the Borrower provides to the Administrative Agent an ESG Certificate pursuant to Section 5.01(j).
“Sustainability Adjustment Period” means, (i) in the case of the initial Sustainability Adjustment Period, the period commencing on the first Sustainability Adjustment

Date following the Second Amendment Effective Date and ending on (but excluding) the next Sustainability Adjustment Date and (ii) in the case of each other Sustainability Adjustment Period, the period commencing on the last day of the immediately preceding Sustainability Adjustment Period and ending on (but excluding) the next Sustainability Adjustment Date.
“Sustainability Structuring Agent” shall have the meaning set forth in the preamble of this Agreement.
“Vigeo Eiris” means Vigeo SAS (doing business as Vigeo Eiris).
(d)    Section 4.02. A new clause (f) shall be added to Section 4.02 of the Credit Agreement as follows:
“(f) Eligible Spare Parts. If, immediately prior to the making of such Loan or the issuance of such Letter of Credit hereunder, no Loans or Letters of Credit were outstanding, the Administrative Agent shall have received an Officer’s Certificate from the Borrower to the effect that, as of the date of such Loan or the issuance of such Letter of Credit and based upon the Appraisal of the Pledged Spare Parts most recently delivered by the Borrower pursuant to Section 5.07, the aggregate Appraised Value of the Excluded Parts (as defined in the Spare Parts Security Agreement) constitutes no more than [***]% of the aggregate Appraised Value of all Spare Parts and Appliances owned by the Borrower and its Subsidiaries (assuming all such Spare Parts and Appliances were Collateral).”
(e)    Section 5.01. (i) the word “and” shall be deleted from the end of Section 5.01(h), (ii) the period at the end of Section 5.01(i) shall be deleted and replaced with the words “; and” and (iii) a new clause (j) shall be added to Section 5.01 of the Credit Agreement immediately after clause (i) thereto, as follows:
“(j) Promptly (but in any event no later than 15 Business Days) following each ESG Report Date, an ESG Certificate setting forth the most recent ESG Score and attaching thereto the relevant ESG Report; provided that, during any Sustainability Adjustment Period, if the ESG Agency (solely at the discretion of the ESG Agency) issues to the Borrower an updated ESG Report prior to the next ESG Report Date, the Borrower shall promptly (but in any event no later than 15 Business Days) after receiving such updated ESG Report, deliver to the Administrative Agent an updated ESG Certificate setting forth the ESG Score included in such updated ESG Report (for the avoidance of doubt, such updated ESG Score shall become effective for determining the Sustainability Adjustment for the remainder of the applicable Sustainability Adjustment Period from the date of delivery of such updated ESG Certificate). Non-compliance with this clause by the Borrower will not constitute a default by the Borrower or any Guarantor of any of their respective obligations hereunder or under any other Loan Document, and will not result in any Default or Event of Default.”

(f)    Articles VIII and X. The parties to this Second Amendment agree that the provisions of Sections 8.01(a), 8.03(b), 8.04, 8.06, 10.04(b)-(e), 10.08(b) and 10.16 of the Credit

Agreement shall apply to the Sustainability Structuring Agent, mutatis mutandis, to the same extent as if it were the “Administrative Agent” named therein.
(g)    Section 10.01(b). Section 10.01(b) of the Credit Agreement shall be amended by adding the words “, the Sustainability Structuring Agent” immediately after the words “the Administrative Agent”
(h)    Exhibit G. A new Exhibit G shall be appended to the Credit Agreement in the form set forth as Annex A to this Second Amendment.
SECTION 2 -     Amendments to Spare Parts Security Agreement. Subject to the satisfaction of the conditions set forth in Section 3 hereof, Section 3.03(f) of the Spare Parts Security Agreement is hereby amended and restated in its entirety as follows:
“(f) So long as any Loan or Letter of Credit is outstanding, the Grantor shall (subject to the following two provisos) ensure that the aggregate Appraised Value of the Excluded Parts constitutes no more than [***]% of the aggregate Appraised Value of all Spare Parts and Appliances owned by the Grantor and its Subsidiaries (assuming all such Spare Parts and Appliances were Collateral), the Appraised Value of the Excluded Parts from time to time and the aggregate Appraised Value of all Spare Parts and Appliances to be based upon the most recent Appraisal thereof delivered by the Grantor pursuant to Section 5.07 of the Credit Agreement, provided that, so long as any Loan or Letter of Credit is outstanding, (A) if upon delivery of any Appraisal of the Pledged Spare Parts and (B) solely with respect to determining compliance with this Section 3.03(f) as a result thereof, it is determined that the Grantor shall not be in compliance with this Section 3.03(f), the Grantor shall, within forty-five (45) days of the date of such Appraisal (or, in the case of an Appraisal required under Section 5.07(1) of the Credit Agreement not delivered by the deadline thereunder, the date such Appraisal was due thereunder):
(i)    designate certain Excluded Parts as Pledged Spare Parts hereunder sufficient to comply with this Section 3.03(f); or
(ii) take all necessary action under Section 6.09(c) of the Credit Agreement to cause the Pledged Spare Parts to be released from the Lien under this Mortgage;
provided, further, that, so long as any Loan or Letter of Credit is outstanding, if the Grantor shall not be in compliance with this Section 3.03(f) by the last day of such 45-day period, then from the last day of such period until such time as the Grantor is back in compliance with this Section 3.03(f), the Appraised Value of all Pledged Spare Parts shall be deemed to be zero (0) solely for purposes of the calculation of the Borrowing Base (and during such time such non-compliance with this Section 3.03(f) will not result in any Default or Event of Default).
SECTION 3 -     Conditions to Effectiveness This Second Amendment shall become effective on the date when each of the following conditions specified below shall have been satisfied (the “Second Amendment Effective Date”):

(a)    Executed Amendment. The Administrative Agent shall have received signed signature pages to this Second Amendment from the Borrower, Citibank, N.A. (as Administrative Agent, Lender and Issuing Lender) and the Consenting Lenders.
(b)    Supporting Documents. The Administrative Agent shall have received in form and substance reasonably satisfactory to the Administrative Agent:
(i)    from the Borrower, a certificate of the Secretary of State of the State of Delaware, dated as of a recent date, as to the good standing of that entity and as to the charter documents on file in the office of such Secretary of State;
(ii)    from the Borrower, a certificate of the Corporate Secretary or an Assistant Corporate Secretary (or similar officer) of such entity dated the Second Amendment Effective Date and certifying (A) that attached thereto is a true and complete copy of the certificate of incorporation and the by-laws of that entity as in effect on the date of such certification, (B) that attached thereto is a true and complete copy of resolutions adopted by the board of directors of that entity authorizing the execution, delivery and performance by it of this Second Amendment, (C) that the certificate of incorporation of that entity has not been amended since the date of the last amendment thereto indicated on the certificate of the Secretary of State furnished pursuant to clause (i) above, and (D) as to the incumbency and specimen signature of each officer of that entity executing this Second Amendment or any other document delivered by it in connection herewith (in each case to the extent such entity is a party to such document) (such certificate to contain a certification by another officer of that entity as to the incumbency and signature of the officer signing the certificate referred to in this clause (ii)); and
(iii)    from the Borrower, an Officer’s Certificate certifying (A) as to the truth in all material respects of the representations and warranties set forth in Section 4 of this Second Amendment as though made by it on the Second Amendment Effective Date, except to the extent that any such representation or warranty relates to a specified date, in which case as of such date (provided that any representation or warranty that is qualified by materiality, “Material Adverse Change” or “Material Adverse Effect” shall be true and correct in all respects as of the applicable date, before and after giving effect to this Second Amendment) and (B) as to the absence of any event occurring and continuing, or resulting from the transactions contemplated hereby to occur on the Second Amendment Effective Date, that constitutes a Default or an Event of Default.
(c)    Opinions of Counsel. The Administrative Agent shall have received:
(i)    a written opinion of Brandon Nelson, General Counsel for the Borrower, dated the Second Amendment Effective Date, in form and substance reasonably satisfactory to the Administrative Agent; and
(ii)    a written opinion of Debevoise & Plimpton LLP, special New York counsel to the Borrower, dated the Second Amendment Effective Date, in form and substance reasonably satisfactory to the Administrative Agent.

(d)    ESG Certificate. The Administrative Agent shall have received from the Borrower an Officer’s Certificate, dated as of the Second Amendment Effective Date, attaching a true, correct and complete copy of the ESG Report issued by Vigeo Eiris in July 2018.
(e)    Payment of Expenses. The Borrower shall have paid all reasonable and documented out-of-pocket expenses of the Administrative Agent (including reasonable attorneys’ fees of Milbank LLP) for which invoices have been presented at least one Business Day prior to the Second Amendment Effective Date.
(f)    Representations and Warranties. All representations and warranties of the Borrower set forth in Section 4 of this Second Amendment shall be true and correct in all material respects on and as of the Second Amendment Effective Date, before and after giving effect to the transactions contemplated hereby to occur on the Second Amendment Effective Date, as though made on and as of such date (except to the extent any such representation or warranty by its terms is made as of a different specified date, in which case as of such specified date); provided that any representation or warranty that is qualified by materiality, “Material Adverse Change” or “Material Adverse Effect” shall be true and correct in all respects, as though made on and as of the applicable date, before and after giving effect to the transactions contemplated hereby to occur on the Second Amendment Effective Date.
(g)    No Default or Event of Default. Before and after giving effect to the transactions contemplated hereby to occur on the Second Amendment Effective Date, no Default or Event of Default shall have occurred and be continuing on the Second Amendment Effective Date.
The Administrative Agent shall promptly notify the parties hereto and the other Lenders of the occurrence of the Second Amendment Effective Date.
SECTION 4 -     Representations and Warranties. In order to induce the other parties hereto to enter into this Second Amendment, the Borrower represents and warrants to each of such other parties that on and as of the date hereof after giving effect to this Second Amendment:
(a)    no Event of Default has occurred and is continuing or would result from giving effect to the Second Amendment; and
(b)    the representations and warranties contained in the Credit Agreement and the other Loan Documents (other than the representations and warranties set forth in Sections 3.05(b), 3.06 and 3.09(a) of the Credit Agreement), are true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof except to the extent that such representations and warranties expressly relate to an earlier date and in such case as of such date; provided that any representation or warranty that is qualified by materiality, “Material Adverse Change” or “Material Adverse Effect” shall be true and correct in all respects, as though made on and as of the applicable date, before and after giving effect to the Second Amendment.

SECTION 5 -     Reference to and Effect on the Credit Agreement; Ratification. At and after the effectiveness of this Second Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof’ or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Second Amendment. The Credit Agreement and each of the other Loan Documents, as specifically amended by this Second Amendment, and the obligations of the Borrower hereunder and thereunder, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The parties hereto confirm and agree that the term “Obligations” as used in the Credit Agreement shall include all obligations of the Borrower under the Credit Agreement, as amended by this Second Amendment. This Second Amendment shall be deemed to be a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. The execution, delivery and effectiveness of this Second Amendment shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute an amendment or waiver of any provision of any of the Loan Documents.
SECTION 6 -     Execution in Counterparts. This Second Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Second Amendment shall become effective as set forth in Section 3, and from and after the Second Amendment Effective Date shall be binding upon and inure to the benefit of the parties hereto and their respective successors, permitted transferees and permitted assigns. Delivery of an executed counterpart of a signature page of this Second Amendment by facsimile or electronic .pdf copy shall be effective as delivery of a manually executed counterpart of this Second Amendment.
SECTION 7 -     Governing Law. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The provisions of Sections 10.05(b)-(d) and 10.15 are incorporated herein by reference mutatis mutandis.
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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered as of the day and year above written.
CITIBANK, N.A.,
as Administrative Agent, Lender and
Issuing Lender
By: /s/ Lixing Qi
Name: Lixing Qi
Title: Vice President

Second Amendment To Credit And Guaranty Agreement

JETBLUE AIRWAYS CORPORATION
By: /s/ Ursula L. Hurley
Name: Ursula L. Hurley
Title: Treasurer

Second Amendment To Credit And Guaranty Agreement

BNP PARIBAS,
as Sustainability Structuring Agent and as a Lender
By: /s/ Thomas C. Iacono
Name: Thomas C. Iacono
Title: VP Corporate Coverage

By: /s/ Melissa Dyki
Name: Melissa Dyki
Title: Director

Second Amendment To Credit And Guaranty Agreement

Goldman Sachs Bank USA, as Lender
By: /s/ Jamie Minieri
Name: Jamie Minieri
Title: Authorized Signatory

Second Amendment To Credit And Guaranty Agreement

Morgan Stanley Bank, N.A, as Lender
By: /s/ Jack Kuhns
Name: Jack Kuhns
Title: Authorized Signatory

By:
Name:
Title:

Second Amendment To Credit And Guaranty Agreement

Morgan Stanley Senior Funding, Inc., as Lender
By: /s/ Jack Kuhns
Name: Jack Kuhns
Title: Vice President

By:
Name:
Title:

Second Amendment To Credit And Guaranty Agreement

BARCLAYS BANK PLC, as Lender
By: /s/ Craig Malloy
Name: Craig Malloy
Title: Director

By:
Name:
Title:

Second Amendment To Credit And Guaranty Agreement

Bank of America, N.A., as Lender
By: /s/ Prathamesh Kshirsagar
Name: Prathamesh Kshirsagar
Title: Director

By:
Name:
Title:

Second Amendment To Credit And Guaranty Agreement

APPLE BANK FOR SAVINGS, as Lender
By: /s/ Dana Richard MacKinnon
Name: DANA RICHARD MACKINNON
Title: SENIOR VICE PRESIDENT EXPORT CREDIT & CORPORATE FINANCE

By:
Name:
Title:

Second Amendment To Credit And Guaranty Agreement

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK , as Lender
By: /s/ Cecilia Park
Name: Cecilia Park
Title: Managing Director

By: /s/ Brian Bolotin
Name: Brian Bolotin
Title: Managing Director

Second Amendment To Credit And Guaranty Agreement

COLUMBIA STATE BANK, as Lender
By: /s/ Colin Duffy
Name: Colin Duffy
Title: Senior Vice President

Second Amendment To Credit And Guaranty Agreement

Annex A
EXHIBIT G
to Credit and Guaranty Agreement

FORM OF ESG CERTIFICATE

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